                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 March 12, 2003
                                 --------------
                Date of Report (Date of earliest event reported)


                            OSI PHARMACEUTICALS, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


            DELAWARE                    0-15190                13-3159796
           ----------                   -------                ----------
(State or other jurisdiction of       (Commission           (I.R.S. Employer
         incorporation)               File Number)        Identification No.)



                              58 SOUTH SERVICE ROAD
                               MELVILLE, NY 11747
                    ----------------------------------------
                    (Address of principal executive offices)



                                 (631) 962-2000
                         ------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
                         -------------------------------
                         (Former name or former address,
                         if changed since last report.)

        THE CURRENT REPORT ON FORM 8-K FILED BY OSI PHARMACEUTICALS, INC. ON MARCH 12, 2003 AS AMENDED ON MARCH 17, 2003, IS HEREBY FURTHER AMENDED TO DISCLOSE CERTAIN INFORMATION IN EXHIBIT 10.1 THAT WAS PREVIOUSLY REDACTED.

ITEM 7. EXHIBITS

--------------------------------------------------------------------------------
  EXHIBIT NO.                           DESCRIPTION
--------------------------------------------------------------------------------
     10.1*      Co-Promotion Agreement, dated as of March 11, 2003, by and between OSI Pharmaceuticals, Inc. and Ares Trading S.A.

--------------------------------------------------------------------------------
     99.1       Press release, dated March 12, 2003 (filed by the Company as an exhibit to the Form 8-K filed on March 12, 2003 (file no.
                000-05190) and incorporated herein by reference).

--------------------------------------------------------------------------------


* Portions of this exhibit have been redacted and are the subject of a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 6, 2003                    OSI PHARMACEUTICALS, INC.


                                    By:   /s/ Robert L. Van Nostrand
                                        ----------------------------------------
                                        Robert L. Van Nostrand
                                        Vice President and Chief Financial
                                        Officer (Principal Financial Officer)

                                  EXHIBIT INDEX

--------------------------------------------------------------------------------
  EXHIBIT NO.                          DESCRIPTION
--------------------------------------------------------------------------------
    10.1*       Co-Promotion Agreement, dated as of March 11, 2003, by and between OSI Pharmaceuticals, Inc. and Ares Trading S.A.

--------------------------------------------------------------------------------
    99.1        Press release, dated March 12, 2003 (filed by the Company as an exhibit to the Form 8-K filed on March 12, 2003 (file no.
                000-05190) and incorporated herein by reference).

--------------------------------------------------------------------------------


* Portions of this exhibit have been redacted and are the subject of a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.